Exhibit 99.10

           (Text of graph posted to Ashland Inc.'s website concerning
                    APAC's 12 month average contract awards)

                     2000        2001         2002        2003
                    -----       -----        -----       -----

January             1,241       2,081        2,009       1,806
February            1,309       2,188        1,886       1,870
March               1,422       2,111        1,921       1,757
April               1,589       1,973        1,934       1,746
May                 1,693       2,114        1,698       1,781
June                1,718       2,076        1,807       1,709
July                1,852       1,958        1,874       1,710
August              1,861       1,997        1,876       1,745
September           1,901       2,029        1,771       1,764
October             1,977       1,971        1,814       1,748
November            2,022       1,978        1,817       1,712
December            2,063       2,008        1,784